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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement (No. 333-137694) of Cray Inc. on Form S-1 of our report dated March 15, 2006, appearing in the Annual Report on Form 10-K of Cray Inc. and subsidiaries for the year ended December 31, 2005, and to the reference to us under the heading "Experts."

/s/ PETERSON SULLIVAN PLLC

Seattle, Washington
November 22, 2006